SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2002


                            Sweetheart Holdings Inc.
                ------------------------------------------------


        Delaware                     33-64814                  06-1281287
 ------------------------       ----------------------    ----------------------
 (State or other jurisdiction    (Commission File            (IRS Employer
      of incorporation)              Number)               Identification No.)


             10100 Reisterstown Road, Owings Mills, Maryland           21117
      ------------------------------------------------------------------------
              (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:   (410) 363-1111
                                                   ------------------------

                                       N/A
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events.
             -------------

      Sweetheart Cup Company Inc. (the "Company"), a wholly-owned subsidiary of the registrant, issued a press release on March 1, 2002 which is attached hereto as Exhibit 99.1 and by this reference incorporated herein.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by the Company dated March 1, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SWEETHEART HOLDINGS INC.


                              By:   /s/ Hans H. Heinsen
                                    --------------------------
                                    Hans H. Heinsen
                                    Senior Vice President and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting
                                    Officer and Duly Authorized Officer)


Date:  March 6, 2002

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by the Company dated March 1, 2002.